As filed with the Securities and Exchange Commission on June 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2022

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	March 31, 2022	3

Chairman’s Letter	(Unaudited) March 31, 2022

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the six-month period ended March 31, 2022. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2022

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2022

•	Emerging Markets Fixed Income

For the six-month period ended March 31, 2022, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks sovereign debt, returned negative 10.42%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks corporate debt, returned negative 9.38%. Spreads widened 43 basis points (bps) for the EMBI GD and 44 bps yield to worst for the CEMBI BD. However, spreads were significantly wider prior to the exclusion of Russia and Belarus from both indexes on March 31, 2022. Over the first four months of the period, emerging markets (EM) credits grappled with central bank tightening, elevated inflation and generally hawkish central banks. These concerns were amplified after the Russian invasion of Ukraine in February. The U.S. and allies quickly announced a series of significant economic sanctions, and commodity prices broadly soared as the market digested the potential impact of reduced global supplies and inflationary implications. EM credits broadly sold off on news of the conflict, particularly in Europe. Sharply rising U.S. Treasury yields during the six-month period also detracted from returns. Returns across all regions were negative for the EMBI GD and CEMBI BD. The Middle East had the least negative return in the EMBI GD, and Africa had the least negative return in the CEMBI BD. Europe was by far the worst performing region in both indexes. EM high yield credits slightly outperformed their investment grade (IG) counterparts in both indexes, largely due to Russia’s IG rating prior to its invasion of Ukraine.

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities

For the six-month period ended March 31, 2022, Agency residential backed securities (Agency RMBS) and Agency commercial mortgage-backed securities (Agency CMBS) posted negative returns. The Bloomberg US Mortgage-Backed Securities Index returned negative 5.33% but outperformed the Bloomberg US Government Bond Index and the Bloomberg US Corporate Bond Index. Yields increased across all sections of the U.S. Treasury curve, with the two-year yield up 206 basis points (bps) and 10-year yield up 85 bps. Central banks embraced a hawkish rhetoric over the period, preparing investors for an aggressive hiking cycle for the federal funds rate. The first hike of 25 bps took place in mid-March. The 30-year mortgage rate, as measured by the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index, increased roughly 170 bps over the six-month period, including approximately 150 bps year-to-date. The Freddie Mac U.S. mortgage rate was sitting at a high of 4.7% at the end of March after maintaining a level of roughly 3.0% for most of 2021. Due to the recent rise in mortgage rates, refinance activity subsided, and conditional prepayment rate speeds slowed. Gross issuance of Agency RMBS during the six-month period totaled roughly $1.4 trillion while gross issuance of Agency CMBS totaled roughly $94.1 billion. The Federal Reserve purchased large amounts of Agency mortgages in 2021 but began tapering its bond-buying program in November and might soon begin its balance-sheet runoff, delivering a more challenging supply-demand environment in 2022.

•	Non-Agency Residential Mortgage-Backed Securities

For the six-month period ended March 31, 2022, non-Agency residential mortgage-backed securities weakened, as strong supply of new issuance coupled with rising U.S. Treasury yields weighed negatively on the sector. However, credit fundamentals remained solid, as the mortgage forbearance rate declined 2 points to finish the period at 2.00% for private-label mortgages, as measured by real estate lending data firm Black Knight. Home prices remained near their all-time highs, posting 19.1% year-over-year growth in January, the most recent month for which data was available as measured by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index. The supply of existing homes available to purchase at the current pace of sales fell to 1.7 months in February, the most recent month for which data was available as measured by the National Association of Realtors Existing-Home Sales Report, signaling severe lack of supply. The Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index rose 166 basis points to finish the six-month period at 4.67%. The period marked $112.6 billion in gross issuance, twice the volume from a year ago, according to BofA Global Research, which expects net issuance to increase to $66 billion for calendar year 2022 versus $6 billion in 2021.

•	Non-Agency Commercial Mortgage-Backed Securities

For the six-month period ended March 31, 2022, spreads of non-Agency commercial mortgage-backed securities (non-Agency CMBS) moved wider. Spreads moved wider in the fourth quarter of 2021 in response to heavy, sustained issuance and widened further in the first quarter of 2022 as investors weighed the impact of inflation, higher interest rates and a protracted Russia-Ukraine war. For the six-month period, AAA last cash flows (LCFs) widened 29 basis points (bps) while BBB- LCFs widened 110 bps. The period marked $99.4 billion in new issuance compared to $41.4 billion in the same period a year ago. The heavy issuance volume contributed to new issue pricing at a discount, putting greater pressure on secondary prices as investors remained skeptical of paying more in secondary

Semi-Annual Report	|	March 31, 2022	5

Financial Markets Highlights (Cont.)

markets. The 30-day-plus delinquency rate for commercial real estate loans peaked in the latter half of the fourth quarter at 4.61% as a result of volatility associated with the pandemic, but the rate fell to 3.73% at the end of March, as measured by financial data firm Trepp. The dip in March was the 20th monthly decline in 21 months. The Bloomberg US CMBS ERISA Only Index returned negative 6.19% for the six-month period, underperforming the broader Bloomberg US Aggregate Bond Index’s negative 5.92%. The RCA Commercial Property Price Index increased 10.6% for the six-month period ended February 28, the most recent month for which data was available, compared to 6.4% over the previous six-month period.

•	U.S. High Yield Credit

For the six-month period ended March 31, 2022, the Bloomberg US Corporate High Yield Index returned negative 4.16%. Intermediate-duration bonds returned negative 3.80%, outperforming long-duration bonds, which returned negative 9.28%. Bonds rated B returned negative 2.73%, bonds rated CCC returned negative 3.36%, and bonds rated BB returned negative 5.23%. Notable outperformers by industry were refining, oil field services and independent energy. Notable laggards were wireless, food and beverage, and consumer products.

•	Bank Loans

For the six-month period ended March 31, 2022, the S&P/LSTA Leveraged Loan Index returned 0.64%. Loans rated B were up 0.88% while loans rated BB were up 0.51%, hurt comparatively by their tighter spreads. Loans rated CCC declined 0.85%, as market participants favored higher-quality loans. The weighted average bid price of the index ended the period at $97.60, down from $98.62 in September. The trailing 12-month default rate remained at low levels, falling to 0.19% in March from 0.35% in September.

•	Collateralized Loan Obligations

For the six-month period ended March 31, 2022, the collateralized loan obligation (CLO) market priced $87.1 billion in new issuance across 177 transactions. November marked a record for monthly new issuance, with $26.4 billion pricing across 54 deals. Refinancing (refi) and reset activity contributed an additional $24.6 billion and $49.3 billion in paper, respectively, for the six-month period despite 2022’s slow start. CLO secondary trading volume was 39% higher than at the end of September, per Trade Reporting and Compliance Engine data. CLO fundamentals improved over the six-month period while market-based metrics, including net asset value and market value overcollateralization, slipped on the heels of the S&P/LSTA Leveraged Loan Price Index, which fell 1.03%. The last 12-month U.S. leveraged loan default rate fell 16 basis points (bps), ending the period at 0.19%, its lowest level since December 2011. Effective January 1, 2022, new-issue U.S. CLO tranches transitioned from a LIBOR-based to a SOFR-based benchmark, which, coupled with heighted geopolitical uncertainty at the end of the period, resulted in spread widening. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index stayed relatively flat, gaining 5 bps over the six-month period.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2022

For the six-month period ended March 31, 2022, the DoubleLine Income Solutions Fund (the “Fund”) underperformed the Bloomberg Global Aggregate Bond Index return of negative 6.79% on a net asset value basis. Given the Fund’s large exposure to emerging markets assets, its underperformance was largely a result of geopolitical uncertainty that acutely impacted these exposures. More broadly, the period was defined by a dramatic increase in yields and risk-free curves flattening. Floating-rate assets such as collateralized loan obligations and bank loans weathered this environment the best. The Fund’s gross leverage finished the period at 28%.

6-Month Period Ended 3-31-22	6-Months (Not Annualized)

Total Return based on NAV	-9.84%

Total Return based on Market Price	-12.66%

Bloomberg Global Aggregate Bond Index	-6.79%

For additional performance information, please refer to the “Standardized Performance Summary.”

The Fund seeks to pay regular monthly distributions out of its net investment income at a rate that reflects its current and projected net income performance. To permit the Fund to maintain a more stable monthly distributions, the Fund may pay distributions at a rate different than the amount of net income actually earned by the Fund during the period. Distributions are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the distributions exceed the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 5 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period. If a portion of the Fund’s distributions is from sources other than net investment income, shareholders will be notified of the estimated composition of such distribution through a Section 19 notice. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in the Financial Highlights.

Opinions expressed herein are as of March 31, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.

There are risks associated with an investment in the Fund. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only available for purchase through broker/dealers on the secondary market. Unlike an open-end mutual fund, closed-end funds typically offer a fixed number of shares for sale. After the initial public offering, shares are bought in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Additional principal risks for the Fund can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance reflects management fees and other fund expenses. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doublelinefunds.com/income-solutions-fund/.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Semi-Annual Report	|	March 31, 2022	7

Management’s Discussion of Fund Performance (Cont.)

Index Descriptions and Other Definitions

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Commercial Mortgage-Backed Securities (CMBS) ERISA Only Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act (ERISA) of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Bloomberg US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg US HY Long Bond Index, including bonds with maturities of 10 years or greater, and the Bloomberg US HY Intermediate Bond Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg US Corporate HY Bond Index.

Bloomberg US Government Bond Index—This index is the U.S. government securities component of the Bloomberg US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Conditional Prepayment Rate (CPR)—Metric (also known as “constant prepayment rate”) that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types.

High Yield (HY)—Bonds that pay higher interest rates because they have lower credit ratings than investment grade (IG) bonds. HY bonds are more likely to default, so they must pay a higher yield than IG bonds to compensate investors.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI BD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

National Association of Realtors Existing-Home Sales Report—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops in addition to single-family homes.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Overcollateralization (OC)—Provision of collateral that is worth more than enough to cover potential losses in cases of default.

Quantitative Easing (QE)—An unconventional monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying specified amounts of financial assets from commercial banks and other private institutions, thus raising the prices of those financial assets and lowering their yield, while simultaneously increasing the monetary base.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

8	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

S&P/LSTA Leveraged Loan Price Index—This index tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Secured Overnight Financing Rate (SOFR)—Benchmark interest rate for U.S. dollar-denominated derivatives and loans that is replacing the London Interbank Offered Rate (LIBOR). Interest rate swaps on more than $80 trillion in notional debt switched to the SOFR in October 2020. This transition is expected to increase long-term liquidity but also result in substantial short-term trading volatility in derivatives.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

Tapering—Gradual slowing of the pace of the Federal Reserve’s large-scale asset purchases that were put in place as part of the Fed’s quantitative easing policies.

Yield to Worst (YTW)—The lowest yield of a bond that can be received short of default.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Foreside Fund Services, LLC provides marketing review services for DoubleLine Capital LP.

Semi-Annual Report	|	March 31, 2022	9

Standardized Performance Summary	(Unaudited) March 31, 2022

DSL
DoubleLine Income Solutions Fund Returns as of March 31, 2022	6 Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-26-13 to 3-31-22)

Total Return based on NAV	-9.84%	-6.04%	1.50%	3.21%	4.33%

Total Return based on Market Price	-12.66%	-11.42%	-0.43%	3.25%	3.42%

Bloomberg Global Aggregate Bond Index[1,2]	-6.79%	-6.40%	0.69%	1.70%	0.93%

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doublelinefunds.com.

[1]	Reflects no deduction for fees, expenses, or taxes.
[2]	Formerly known as Bloomberg Barclays Global Aggregate Bond Index.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

10	DoubleLine Income Solutions Fund

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.5%

	AASET Ltd.,
920,167	Series 2019-2-C	6.41%	(a)(c)	10/16/2039	493,118

	Affirm Asset Securitization Trust,
1,250,000	Series 2021-A-E	5.65%	(a)	08/15/2025	1,226,431

	Arivo Acceptance Auto Loan Receivables Trust,
1,000,000	Series 2021-1A-D	5.83%	(a)	01/18/2028	959,114

	Castlelake Aircraft Securitization Trust,
409,294	Series 2018-1-C	6.63%	(a)(c)	06/15/2043	272,233

	Castlelake Aircraft Structured Trust,
1,408,522	Series 2019-1A-C	6.90%	(a)(c)	04/15/2039	991,036
1,859,554	Series 2019-1A-C	7.00%	(a)(c)	01/15/2046	1,225,160

	GAIA Aviation Ltd.,
2,490,983	Series 2019-1-C	7.00%	(a)(c)(f)	12/15/2044	1,896,355

	Horizon Aircraft Finance Ltd.,
983,315	Series 2018-1-C	6.66%	(a)(c)	12/15/2038	755,863

	LendingClub Receivables Trust,
8,871,000	Series 2020-3-B	7.50%	(a)	01/16/2046	8,923,437

	Pagaya AI Debt Selection Trust,
1,043,777	Series 2020-2-NOTE	7.50%	(a)	12/15/2027	1,043,371
3,100,000	Series 2020-3-C	6.43%	(a)	05/17/2027	3,144,752
2,750,000	Series 2021-3-CERT	0.00%	(a)(c)(n)	05/15/2029	4,582,644

	SoFi Alternative Consumer Loan Program,
55,000	Series 2021-2-R1	0.00%	(a)(c)(n)	08/15/2030	2,417,185

	SoFi Professional Loan Program,
50,000	Series 2018-A-R1	0.00%	(a)(c)(n)	02/25/2042	1,221,015
14,827	Series 2018-A-R2	0.00%	(a)(c)(n)	02/25/2042	362,080
100,000	Series 2018-C-R1	0.00%	(a)(c)(n)	01/25/2048	1,852,558

	START Ireland,
1,640,819	Series 2019-1-C	6.41%	(a)(c)	03/15/2044	1,275,323

	Summit Issuer LLC,
4,300,000	Series 2020-1A-C	5.10%	(a)	12/20/2050	4,042,986

	Tesla Auto Lease Trust,
2,000,000	Series 2019-A-E	5.48%	(a)	05/22/2023	2,020,495

	Total Asset Backed Obligations (Cost $40,480,906)				38,705,156

BANK LOANS 13.4%

	AAdvantage Loyalty IP Ltd.,
3,165,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/20/2028	3,212,475

	Aegion Corporation,
2,114,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	2,106,446

	Almonde, Inc.,
3,000,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	2,959,215

	American Tire Distributors, Inc.,
4,005,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		10/20/2028	3,979,969

	Apex Tool Group LLC,
500,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.50% Floor)	5.75%		02/08/2029	488,215

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Applied Systems, Inc.,
4,655,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.51%		09/19/2025	4,641,919

	Artera Services LLC,
2,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	8.26%		03/06/2026	1,910,000

	Ascend Learning LLC,
2,165,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	6.25%		12/10/2029	2,156,881

	Astra Acquisition Corporation,
4,992,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		10/25/2028	4,858,314
9,665,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	9.63%		10/25/2029	9,520,025

	Asurion LLC,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/31/2028	888,710
4,225,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/19/2029	4,136,550

	Atlas Purchaser, Inc.,
4,059,600	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	3,953,036

	Avaya, Inc.,
3,118,910	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.65%		12/15/2027	3,103,315

	Aveanna Healthcare LLC,
7,855,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	7.50%		12/10/2029	7,521,163

	Cengage Learning, Inc.,
5,491,238	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		07/14/2026	5,454,199

	Clydesdale Acquisition Holdings, Inc.,
1,915,000	Senior Secured First Lien	0.00%	(b)	03/30/2029	1,886,275

	Connect U.S. Finco LLC,
2,013,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	2,000,306

	Cross Financial Corporation,
1,786,523	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.81%		09/15/2027	1,776,107

	Delta Topco, Inc.,
1,645,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	1,623,064

	DG Investment Intermediate Holdings 2, Inc.,
2,425,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		03/19/2029	2,431,062

	DIRECTV Financing LLC,
1,688,034	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		08/02/2027	1,688,363

	Dynasty Acquisition Company, Inc.,
526,701	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	519,019

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dynasty Acquisition Company, Inc., (Cont.)
283,172	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	279,042

	Eisner Advisory Group LLC,
2,822,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/28/2028	2,812,339

	Endo Luxembourg Finance Company I SARL,
3,960,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		03/27/2028	3,720,341

	EnergySolutions LLC,
1,412,071	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.76%		05/09/2025	1,387,360

	Excelitas Technologies Corporation,
1,250,000	Senior Secured Second Lien Term Loan	8.50%	(b)	12/01/2025	1,246,356

	Flynn Canada Ltd,
3,460,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.50% Floor)	5.00%		07/21/2028	3,287,000

	Foresight Energy LLC,
1,940,216	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(c)	06/30/2027	1,940,216

	Geon Performance Solutions LLC,
1,407,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	1,407,932

	Getty Images, Inc.,
1,516,723	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.06%		02/19/2026	1,510,406

	GIP II Blue Holding LP,
877,800	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/29/2028	876,703

	Grab Holdings, Inc.,
7,568,550	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	7,417,179

	Granite US Holdings Corporation,
3,883,850	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.06%		09/30/2026	3,849,866

	Greystone Select Financial LLC,
3,740,154	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		06/16/2028	3,740,154

	Groupe Solmax, Inc.,
2,978,055	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.76%		05/30/2028	2,937,107

	Gulf Finance LLC,
7,305,048	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.75%, 1.00% Floor)	7.75%		08/25/2026	6,706,290

	Hyland Software, Inc.,
7,396,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	7,331,285

	ION Trading Technologies SARL,
1,109,425	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	5.21%		03/31/2028	1,102,852

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Jo-Ann Stores LLC,
726,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/07/2028	638,930

	Keane Group Holdings LLC,
1,790,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		05/26/2025	1,781,299

	Kenan Advantage Group, Inc.,
4,655,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		09/01/2027	4,515,350

	LaserShip, Inc.,
1,025,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.50%, 0.75% Floor)	8.25%		04/30/2029	1,022,438

	Lealand Finance Company B.V.,
692,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.21%		06/30/2025	350,323
52,939	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		06/30/2024	33,087

	Lereta LLC,
1,999,988	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/27/2028	2,003,737

	Longview Power LLC,
724,758	Senior Secured First Lien Term Loan	10.46%	(b)	07/31/2025	713,886

	LSF9 Atlantis Holdings LLC,
1,610,000	Senior Secured First Lien	8.00%	(b)	03/31/2029	1,586,856

	MedAssets Software Intermediate Holdings, Inc.,
2,205,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%		12/17/2029	2,178,540

	Milano Acquisition Corporation,
6,386,155	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%		10/01/2027	6,386,155

	Mileage Plus Holdings LLC,
865,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	900,439

	Minotaur Acquisition, Inc.,
3,846,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/27/2026	3,817,705

	Mitchell International, Inc.,
1,920,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	7.00%		10/15/2029	1,906,205

	MLN US HoldCo LLC,
2,920,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	8.86%		11/30/2026	2,684,940

	NEP Group, Inc.,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		10/19/2026	878,076

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	OLA Netherlands B.V.,
2,190,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 6.25%, 0.75% Floor)	7.00%	12/03/2026	2,127,038

	OYO Hospitality Netherlands B.V.,
1,064,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.25%, 0.75% Floor)	9.21%	06/23/2026	1,072,635

	Pearl Intermediate Parent LLC,
5,895,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	6.46%	02/13/2026	5,876,608

	Potters Borrower, LP,
694,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%	12/14/2027	693,593

	Prairie ECI Acquiror LP,
2,266,724	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%	03/11/2026	2,219,734

	Pretium PKG Holdings, Inc.,
2,860,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%	09/21/2029	2,786,126

	Rentpath Inc.,
295,029	Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%	12/17/2021	75,232

	Restaurant Technologies, Inc.,
2,395,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.71%	10/01/2026	2,386,019

	Riverbed Technology, Inc.,
3,130,315	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)(1 Month LIBOR USD + 6.00% + 2.00% PIK)	7.00%	12/07/2026	2,711,635

	Skillsoft Finance II, Inc.,
1,432,913	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	07/14/2028	1,420,733

	Sound Inpatient Physicians, Inc.,
3,771,145	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%	06/26/2026	3,743,917

	The Edelman Financial Engines Centre LLC,
2,182,880	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	04/07/2028	2,161,509
4,200,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%	07/20/2026	4,152,225

	Think & Learn Private Limited,
1,785,525	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.25%	11/24/2026	1,770,464

	TIBCO Software, Inc.,
1,890,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.71%	03/03/2028	1,889,613

	Travel Leaders Group LLC,
498,949	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%	01/25/2024	472,600

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Travelport Finance (Luxembourg) S.A.R.L.,
4,653,730	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	4,837,948
1,911,877	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.22%		05/29/2026	1,703,960

	UKG Inc.,
860,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		05/03/2027	856,104

	Vantage Specialty Chemicals, Inc.,
4,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	9.25%		10/27/2025	3,877,000

	Verscend Holding Corporation,
1,444,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		08/27/2025	1,442,282

	Viad Corporation,
2,830,775	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%		07/31/2028	2,806,006

	VT Topco, Inc.,
1,530,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.76%		07/31/2026	1,514,700

	WaterBridge Midstream Operating LLC,
2,932,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	2,834,906

	WWEX UNI TopCo Holdings LLC,
490,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/26/2029	483,263

	Total Bank Loans (Cost $212,683,579)				211,680,872

COLLATERALIZED LOAN OBLIGATIONS 14.1%

	Apidos Ltd.,
3,000,000	Series 2016-24A-DR (3 Month LIBOR USD + 5.80%)	6.05%	(a)	10/20/2030	2,832,704

	Atrium Corporation,
2,500,000	Series 15A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	6.11%	(a)	01/23/2031	2,359,482

	Bain Capital Credit Ltd.,
3,000,000	Series 2017-2A-ER2 (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.76%	(a)	07/25/2034	2,900,899

	Barings Ltd.,
2,250,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.70%	(a)	10/20/2030	2,127,218
1,500,000	Series 2018-4A-E (3 Month LIBOR USD + 5.82%, 5.82% Floor)	6.06%	(a)	10/15/2030	1,454,409

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barings Ltd., (Cont.)
5,000,000	Series 2019-2A-DR (3 Month LIBOR USD + 6.78%, 6.78% Floor)	7.02%	(a)	04/15/2036	4,900,000
1,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.65%, 6.65% Floor)	6.89%	(a)	10/15/2036	974,419

	Buttermilk Park Ltd.,
6,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(a)	10/15/2031	6,212,351

	Canyon Capital Ltd.,
2,500,000	Series 2016-1A-ER (3 Month LIBOR USD + 5.75%)	5.99%	(a)	07/15/2031	2,363,717
6,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	6.49%	(a)	07/15/2030	6,315,316
2,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(a)	07/15/2031	2,375,206
1,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	6.65%	(a)	04/15/2034	976,900
6,000,000	Series 2021-2A-E (3 Month LIBOR USD + 6.70%, 6.70% Floor)	6.94%	(a)	04/15/2034	5,719,487

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.50%)	5.74%	(a)	10/15/2030	1,780,014

	Carlyle US Ltd.,
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 6.70%, 6.70% Floor)	6.95%	(a)	04/20/2031	2,884,845
1,500,000	Series 2021-1A-D (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	04/15/2034	1,400,772

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	04/15/2030	1,427,811

	CIFC Funding Ltd.,
750,000	Series 2013-1A-DR (3 Month LIBOR USD + 6.65%)	6.89%	(a)	07/16/2030	715,726

	Dryden Ltd.,
2,500,000	Series 2018-55A-F (3 Month LIBOR USD + 7.20%)	7.44%	(a)	04/15/2031	2,199,122
3,250,000	Series 2019-68A-ER (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.99%	(a)	07/15/2035	3,160,762

	Dryden Senior Loan Fund,
3,000,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	5.39%	(a)	01/15/2031	2,746,535

	Galaxy Ltd.,
1,250,000	Series 2017-24A-E (3 Month LIBOR USD + 5.50%)	5.74%	(a)	01/15/2031	1,175,233

	Halcyon Loan Advisors Funding Ltd.,
1,091,532	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.28%	(a)(c)	04/28/2025	294,613
1,204,139	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	6.03%	(a)(c)	04/28/2025	—

	HPS Loan Management Ltd.,
1,500,000	Series 13A-18-E (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74%	(a)	10/15/2030	1,414,204

	LCM LP,
3,500,000	Series 14A-FR (3 Month LIBOR USD + 7.61%)	7.86%	(a)	07/20/2031	2,915,964
5,000,000	Series 17A-ER (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	10/15/2031	4,618,799

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM Ltd.,
6,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	5.55%	(a)	01/20/2031	5,951,565
2,000,000	Series 28A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.00%	(a)	10/20/2030	1,912,636

	Madison Park Funding Ltd.,
11,000,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.06%	(a)	10/22/2030	10,240,433
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	6.61%	(a)	10/21/2030	6,978,764
3,000,000	Series 2017-25A-D (3 Month LIBOR USD + 6.10%)	6.36%	(a)	04/25/2029	2,993,642
500,000	Series 2017-26A-ER (3 Month LIBOR USD + 6.50%)	6.80%	(a)	07/29/2030	494,918
1,000,000	Series 2019-34A-ER (3 Month LIBOR USD + 6.65%, 6.65% Floor)	6.91%	(a)	04/25/2032	967,397
2,000,000	Series 2019-37A-ER (3 Month LIBOR USD + 6.15%, 6.15% Floor)	6.39%	(a)	07/15/2033	1,963,438
2,750,000	Series 2021-52A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.59%	(a)	01/22/2035	2,702,050

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR2 (3 Month LIBOR USD + 4.50%)	4.74%	(a)	01/15/2028	9,545,000
7,500,000	Series 2015-16A-ER (3 Month LIBOR USD + 5.00%)	5.24%	(a)	01/18/2028	7,329,335
2,500,000	Series 2019-22A-ER (3 Month LIBOR USD + 6.35%, 6.35% Floor)	6.59%	(a)	04/15/2031	2,437,500
500,000	Series 2020-26A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.21%	(a)	07/25/2034	485,028

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2017-16SA-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.49%	(a)	04/15/2034	1,892,982
1,000,000	Series 2019-31A-ER (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.75%	(a)	04/20/2031	958,481
1,750,000	Series 2019-32A-ER (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.35%	(a)	01/20/2032	1,669,555
2,250,000	Series 2019-33A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.49%	(a)	10/16/2033	2,126,440
2,000,000	Series 2021-40A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	6.09%	(a)	04/16/2033	1,910,958

	Newark BSL Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	6.56%	(a)	07/25/2030	1,991,064

	Niagara Park Ltd.,
3,675,000	Series 2019-1A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.19%	(a)	07/17/2032	3,504,084

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.39%	(a)	07/15/2029	4,566,797
8,750,000	Series 2013-1A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(a)	07/17/2030	8,299,448

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd., (Cont.)
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	7.25%	(a)	07/19/2030	5,376,695
2,500,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	7.39%	(a)	02/14/2031	2,472,939
3,000,000	Series 2016-1A-ER (3 Month LIBOR USD + 7.25%)	7.51%	(a)	01/24/2033	2,947,860
2,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	8.33%	(a)	07/15/2030	1,843,313
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.45%	(a)	03/17/2030	3,973,021
500,000	Series 2019-1A-DR (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.49%	(a)	10/15/2034	493,805
3,750,000	Series 2019-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.86%	(a)	10/25/2032	3,663,077
2,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.99%	(a)	07/15/2034	1,933,508
1,000,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.19%	(a)	05/12/2031	942,881
1,000,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.84%	(a)	07/15/2036	952,650

	Point Au Roche Park Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.35%	(a)	07/20/2034	478,494

	RR Ltd.,
3,000,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	04/15/2036	2,824,436

	Sound Point Ltd.,
2,400,000	Series 2019-2A-ER (3 Month LIBOR USD + 6.47%, 6.47% Floor)	6.71%	(a)	07/15/2034	2,300,583
500,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.56%, 6.56% Floor)	6.82%	(a)	10/25/2034	466,209
2,000,000	Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	6.74%	(a)	10/25/2034	1,945,771

	Stewart Park Ltd.,
7,500,000	Series 2015-1A-ER (3 Month LIBOR USD + 5.28%, 5.28% Floor)	5.52%	(a)	01/15/2030	7,097,668

	Venture Ltd.,
7,200,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	6.97%	(a)	10/20/2028	6,595,906
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	7.05%	(a)	01/20/2029	4,727,346
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	6.60%	(a)	07/20/2030	3,725,955

	Voya Ltd.,
1,500,000	Series 2017-1A-D (3 Month LIBOR USD + 6.10%)	6.34%	(a)	04/17/2030	1,485,224
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.25%, 5.25% Floor)	5.49%	(a)	07/15/2031	915,834
1,000,000	Series 2018-2A-F (3 Month LIBOR USD + 7.29%, 7.29% Floor)	7.53%	(a)	07/15/2031	864,734

	Wind River Ltd.,
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	6.99%	(a)	10/18/2030	1,963,632
3,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(a)	01/15/2031	3,234,893

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd., (Cont.)
2,000,000	Series 2014-3A-ER2 (3 Month LIBOR USD + 6.22%, 6.22% Floor)	6.48%	(a)	10/22/2031	1,903,861
5,000,000	Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	7.30%	(a)	04/18/2036	4,785,360
3,000,000	Series 2017-3A-ER (3 Month LIBOR USD + 7.05%, 7.05% Floor)	7.29%	(a)	04/15/2035	2,896,582
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	5.74%	(a)	07/15/2030	939,443
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	5.99%	(a)	07/15/2030	939,146

	Total Collateralized Loan Obligations (Cost $236,034,121)				223,858,849

FOREIGN CORPORATE BONDS 51.8%
13,400,000	ABM Investama Tbk PT	9.50%	(a)	08/05/2026	12,262,681
1,200,000	AES Argentina Generacion S.A.	7.75%	(a)	02/02/2024	1,009,458
25,962,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	21,839,624
11,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	11,561,123
14,300,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.08%)	7.75%	(e)	05/25/2025	2,863,575
4,600,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.25%)	8.38%	(e)	12/04/2023	954,500
5,885,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.29%)	7.88%	(e)	07/31/2024	1,191,712
18,750,000	AI Candelaria Spain SLU	5.75%		06/15/2033	16,136,531
2,000,000	AI Candelaria Spain SLU	5.75%	(a)	06/15/2033	1,721,230
10,000,000	Air Canada Class C Pass Through Trust	10.50%	(a)	07/15/2026	11,602,589
15,300,000	Alpha Holdings S.A.	10.00%	(l)	12/19/2022	1,090,278
400,000	Alpha Holdings S.A.	10.00%	(a)(l)	12/19/2022	28,504
12,950,000	Alpha Holdings S.A.	9.00%	(a)(l)	02/10/2025	809,375
6,300,000	Alpha Holdings S.A.	9.00%	(l)	02/10/2025	393,750
6,000,000	AMS AG	7.00%	(a)(l)(m)	07/31/2025	6,105,000
9,100,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00%	(e)	06/18/2024	9,498,717
8,805,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 6.66%)	7.50%		04/16/2031	8,211,895
16,800,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 6.66%)	7.50%	(a)(l)(m)	04/16/2031	15,668,352
3,473,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.64%		11/04/2026	2,878,075
3,800,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)(e)(l)(m)	01/24/2032	3,511,200

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
17,700,000	Braskem Idesa SAPI	6.99%	(a)(l)(m)	02/20/2032	17,368,656
1,958,000	Calfrac Holdings LP	10.88%	(a)	03/15/2026	1,800,508
10,050,000	Central China Real Estate Ltd.	7.25%		07/16/2024	4,401,900
16,000,000	Central China Real Estate Ltd.	7.25%		08/13/2024	6,840,000
20,000,000	Cia General de Combustibles S.A.	9.50%	(a)	03/08/2025	19,617,500
2,800,000	Connect Finco LLC	6.75%	(a)	10/01/2026	2,852,346
9,150,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(a)(e)(l)	11/29/2022	434,716
17,286,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(e)(l)	11/29/2022	821,258
9,044,000	Credivalores-Crediservicios SAS	9.75%		07/27/2022	7,540,299
4,406,000	Credivalores-Crediservicios SAS	8.88%		02/07/2025	1,933,110
12,550,000	Credivalores-Crediservicios SAS	8.88%	(a)	02/07/2025	5,506,250
16,256,986	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00%	(a)	04/01/2025	14,293,305
3,905,890	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(e)	04/18/2022	3,133,403
7,600,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	5,009,578
17,360,000	Docuformas SAPI de C.V.	10.25%	(a)	07/24/2024	11,442,931
6,500,000	Ecopetrol S.A.	5.88%	(l)(m)	05/28/2045	5,706,805
25,000,000	Ecopetrol S.A.	5.88%		11/02/2051	21,311,625
19,474,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	6,621,160
3,300,000	Intelsat Emergence SA	0.00%	(a)(c)	10/15/2024	—
7,715,000	Intelsat Emergence SA	0.00%	(a)(c)	07/15/2025	—
16,700,000	Frigorifico Concepcion S.A.	7.70%	(a)	07/21/2028	14,895,899
16,150,000	Frontera Energy Corporation	7.88%	(a)	06/21/2028	15,134,165
4,205,000	Garda World Security Corporation	6.00%	(a)	06/01/2029	3,785,425
7,800,000	Gilex Holding SARL	8.50%		05/02/2023	7,738,770
10,000,000	Gilex Holding SARL	8.50%	(a)	05/02/2023	9,921,500
9,000,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	8,334,765
18,500,000	Gran Tierra Energy, Inc.	7.75%	(a)	05/23/2027	17,132,572
25,922,340	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13%	(a)	05/22/2026	16,849,521
4,790,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	4,807,005
5,650,000	Indika Energy Capital IV Pte Ltd.	8.25%	(l)(m)	10/22/2025	5,730,513
6,200,000	Indika Energy Capital IV Pte Ltd.	8.25%	(a)(l)(m)	10/22/2025	6,288,350
15,000,000	Instituto Costarricense de Electricidad	6.38%	(a)(l)(m)	05/15/2043	12,493,875
19,511,000	Instituto Costarricense de Electricidad	6.38%	(l)(m)	05/15/2043	16,251,200
11,800,000	Interpipe Holdings PLC	8.38%	(a)	05/13/2026	3,540,000
5,925,566	Invepar Holdings	0.00%	(c)(l)	12/30/2028	—
6,500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	(e)	12/12/2022	6,491,355
9,300,000	Jababeka International B.V.	6.50%		10/05/2023	7,974,750
8,000,000	Kosmos Energy Ltd.	7.13%		04/04/2026	7,832,080
2,600,000	Kronos Acquisition Holdings, Inc.	7.00%	(a)(l)(m)	12/31/2027	2,202,317
17,800,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	16,401,009
2,000,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	1,916,830
10,000,000	Metinvest B.V.	7.75%		10/17/2029	4,450,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,158,000	Movida Europe S.A.	5.25%		02/08/2031	5,527,698
15,000,000	NGD Holdings B.V.	6.75%		12/31/2026	5,175,000
23,000,000	Oi S.A. (8.00% + 4.00% PIK)	10.00%		07/27/2025	17,448,030
7,665,000	Operadora de Servicios Mega S.A. de C.V.	8.25%		02/11/2025	5,873,728
14,325,000	Operadora de Servicios Mega S.A. de C.V.	8.25%	(a)(l)(m)	02/11/2025	10,977,319
8,850,000	Pampa Energia S.A.	7.50%		01/24/2027	7,779,150
3,000,000	Pampa Energia S.A.	7.50%	(a)	01/24/2027	2,637,000
11,000,000	Pampa Energia S.A.	9.13%		04/15/2029	9,812,550
5,000,000	Pampa Energia S.A.	9.13%	(a)	04/15/2029	4,460,250
14,500,000	Peru LNG SRL	5.38%		03/22/2030	12,859,833
1,118,000	Petra Diamonds PLC (10.50% PIK)	10.50%	(a)	03/08/2026	1,179,490
28,100,000	Petrobras Global Finance B.V.	5.50%	(l)(m)	06/10/2051	24,152,512
13,548,000	Petroleos del Peru S.A.	5.63%		06/19/2047	11,406,061
17,200,000	Petroleos Mexicanos	6.38%	(l)(m)	01/23/2045	13,792,164
10,200,000	Petroleos Mexicanos	6.75%		09/21/2047	8,310,144
2,200,000	RKI Overseas Finance	7.00%	(e)	06/23/2022	1,452,000
19,296,000	RKP Overseas Finance	7.95%	(e)	08/17/2022	12,735,360
8,810,000	RKPF Overseas Ltd. (5 Year CMT Rate + 6.00%)	7.75%	(e)	11/18/2024	5,814,600
19,350,000	Ronshine China Holdings Ltd.	7.35%		12/15/2023	3,289,500
2,650,000	Ronshine China Holdings Ltd.	6.75%		08/05/2024	451,825
7,500,000	Sappi Papier Holding GMBH	7.50%		06/15/2032	7,552,500
21,119,000	Sappi Papier Holding GMBH	7.50%	(a)	06/15/2032	21,266,833
1,330,000	Seaspan Corporation	5.50%	(a)	08/01/2029	1,246,283
5,354,000	SierraCol Energy Andina LLC	6.00%		06/15/2028	4,869,570
5,400,000	SierraCol Energy Andina LLC	6.00%	(a)	06/15/2028	4,911,408
1,850,000	Simpar Europe S.A.	5.20%		01/26/2031	1,661,022
23,467,953	Stoneway Capital Corporation	10.00%	(l)	03/01/2027	6,776,371
14,835,000	Telecom Argentina S.A.	8.50%		08/06/2025	14,407,826
2,500,000	Telecom Argentina S.A.	8.50%	(a)	08/06/2025	2,428,012
2,308,000	Telecom Argentina S.A.	8.00%		07/18/2026	2,201,832
16,000,000	Telecommunications Services of Trinidad & Tobago Ltd.	8.88%		10/18/2029	16,082,480
7,900,000	Telesat LLC	5.63%	(a)	12/06/2026	6,041,130
3,021,000	Tervita Corporation	11.00%	(a)	12/01/2025	3,425,603
500,000	Theta Capital Pte Ltd.	6.75%	(l)(m)	10/31/2026	476,150
22,900,000	Tullow Oil PLC	10.25%	(a)	05/15/2026	23,361,778
6,495,000	TV Azteca S.A.	8.25%	(l)	08/09/2024	4,164,984
11,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(a)(e)	01/29/2025	4,016,100
24,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(e)	01/29/2025	8,762,400
13,000,000	Vedanta Resources Finance PLC	9.25%	(a)	04/23/2026	11,242,530
20,000,000	Vedanta Resources Finance PLC	9.25%	(l)(m)	04/23/2026	17,296,200
10,000,000	YPF Energia Electrica S.A.	10.00%	(a)	07/25/2026	9,061,750
8,300,000	YPF S.A.	8.50%		07/28/2025	7,110,735
5,000,000	YPF S.A.	8.50%		06/27/2029	3,916,300
850,000	YPF S.A.	8.50%	(a)	06/27/2029	665,771
20,807,000	YPF S.A.	7.00%		12/15/2047	13,432,375
12,000,000	Yuzhou Properties Company Ltd.	8.30%	(l)	05/27/2025	1,686,000

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,700,000	Yuzhou Properties Company Ltd.	7.38%	(l)	01/13/2026	1,503,350

	Total Foreign Corporate Bonds (Cost $1,112,563,178)				820,846,927

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 5.4%
32,000,000	Brazilian Government International Bond	4.75%	(l)(m)	01/14/2050	26,895,680
500,000	Colombia Government International Bond	4.13%		02/22/2042	391,880
16,000,000	Colombia Government International Bond	5.00%	(l)(m)	06/15/2045	13,525,760
6,300,000	Colombia Government International Bond	5.20%		05/15/2049	5,392,926
12,000,000	Colombia Government International Bond	4.13%	(l)(m)	05/15/2051	9,083,040
7,350,000	Dominican Republic International Bond	5.88%	(l)(m)	01/30/2060	6,321,000
8,000,000	Mexico Government International Bond	3.77%	(l)(m)	05/24/2061	6,491,480
10,500,000	Republic of South Africa Government Bond	5.65%	(l)(m)	09/27/2047	9,194,273
17,600,000	Ukraine Government International Bond	7.25%		03/15/2033	7,739,600

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $99,994,949)				85,035,639

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 17.9%

	Alen Mortgage Trust,
13,000,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40%	(a)	04/15/2034	12,711,005

	Atrium Hotel Portfolio Trust,
10,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.80%	(a)	06/15/2035	9,534,100

	Beast Mortgage Trust,
6,325,000	Series 2021-1818-G (1 Month LIBOR USD + 6.00%, 6.25% Floor)	6.40%	(a)	03/15/2036	6,260,742

	Benchmark Mortgage Trust,
121,775,000	Series 2020-B18-AGNX	0.47%	(a)(d)(g)	07/15/2053	1,820,061

	BSREP Commercial Mortgage Trust,
7,130,000	Series 2021-DC-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	4.25%	(a)	08/15/2038	6,902,168

	Cantor Commercial Real Estate Lending,
10,200,000	Series 2019-CF2-SWX1	1.28%	(a)(d)(g)	11/15/2052	818,029
12,080,000	Series 2019-CF2-SWX2	1.01%	(a)(d)(g)	11/15/2052	744,910

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carbon Capital Commercial Mortgage Trust,
8,095,225	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25%	(a)	10/15/2035	7,874,495

	Citigroup Commercial Mortgage Trust,
30,514,411	Series 2014-GC25-XG	1.21%	(a)(d)(g)	10/10/2047	744,179
4,484,000	Series 2015-GC27-D	4.42%	(a)(d)	02/10/2048	4,154,251

	Commercial Mortgage Pass-Through Certificates,
3,929,315	Series 2014-UBS4-F	3.75%	(a)(c)	08/10/2047	994,804
7,054,838	Series 2014-UBS4-G	3.75%	(a)(c)	08/10/2047	633,454
14,000	Series 2014-UBS4-V	0.00%	(a)(c)(d)	08/10/2047	1
18,438,000	Series 2015-CR26-XD	1.23%	(a)(d)(g)	10/10/2048	707,011

	DOLP Trust,
4,875,000	Series 2021-NYC-G	3.70%	(a)(d)	05/10/2041	3,695,016

	FREMF Mortgage Trust,
537,915	Series 2016-KF15-B (1 Month LIBOR USD + 7.68%)	7.92%	(a)	02/25/2023	540,869
1,984,389	Series 2016-KF16-B (1 Month LIBOR USD + 6.64%)	6.88%	(a)	03/25/2026	1,988,925
3,358,354	Series 2016-KF23-B (1 Month LIBOR USD + 5.15%)	5.39%	(a)	09/25/2023	3,336,860
3,022,178	Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.59%	(a)	12/25/2026	3,016,761
17,195,962	Series 2018-KF56-C (1 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	11/25/2028	16,932,248
22,039,035	Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	10/25/2029	22,212,636

	Great Wolf Trust,
20,000,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.53%	(a)	12/15/2036	19,108,118

	GS Mortgage Securities Corporation Trust,
8,000,000	Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40%	(a)	11/15/2036	7,887,304
7,896,000	Series 2021-ARDN-H (1 Month LIBOR USD + 5.93%, 5.93% Floor)	6.33%	(a)	11/15/2026	7,780,938

	GS Mortgage Securities Trust,
2,508,848	Series 2014-GC20-E	4.53%	(a)(c)(d)	04/10/2047	358,640
6,273,000	Series 2015-GC28-D	4.32%	(a)(d)	02/10/2048	5,892,926

	JPMBB Commercial Mortgage Securities Trust,
44,046,846	Series 2013-C14-XC	0.95%	(a)(d)(g)	08/15/2046	626,062
14,113,175	Series 2014-C19-E	4.00%	(a)(c)(d)	04/15/2047	11,296,410
7,840,900	Series 2014-C19-F	3.75%	(a)(c)(d)	04/15/2047	4,868,855
21,436,732	Series 2014-C19-NR	3.75%	(a)(c)(d)	04/15/2047	2,453,012
44,842,976	Series 2014-C21-XD	0.74%	(a)(d)(g)	08/15/2047	549,273
1,600,000	Series 2014-C26-D	3.88%	(a)(d)	01/15/2048	1,475,281
5,000,000	Series 2015-C27-E	2.81%	(a)(c)(d)	02/15/2048	3,458,421
24,531,000	Series 2015-C27-XE	1.49%	(a)(d)(g)	02/15/2048	895,156

	LSTAR Commercial Mortgage Trust,
2,379,000	Series 2017-5-C	4.68%	(a)(d)	03/10/2050	2,309,833

	Med Trust,
15,000,000	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65%	(a)	11/15/2038	14,737,696

	Morgan Stanley Capital Trust,
1,109,925	Series 2012-C4-C	5.47%	(a)(d)	03/15/2045	1,106,567
34,685,891	Series 2016-UB11-XA	1.50%	(d)(g)	08/15/2049	1,639,103
11,453,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	7.30%	(a)	11/15/2034	10,011,067

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	17

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital Trust, (Cont.)
3,357,000	Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20%	(a)	05/15/2036	3,013,256
13,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.05%	(a)	05/15/2036	11,077,307

	SMR Mortgage Trust,
25,320,500	Series 2022-INDI-HRR (Secured Overnight Financing Rate 1 Month + 10.50%, 10.50% Floor)	10.80%	(c)	02/15/2039	24,674,093

	TTAN,
4,293,626	Series 2021-MHC-G (1 Month LIBOR USD + 4.20%, 4.20% Floor)	4.60%	(a)	03/15/2038	4,253,814

	UBS Commercial Mortgage Trust,
7,458,000	Series 2017-C6-D	2.50%	(a)(d)	12/15/2050	5,902,736
5,000,000	Series 2018-NYCH-F (1 Month LIBOR USD + 3.82%, 3.82% Floor)	4.22%	(a)	02/15/2032	4,840,397
1,876,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.24%	(a)	02/15/2032	1,775,727

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	(a)(c)	08/15/2050	49
4,870,000	Series 2014-LC16-XC	1.57%	(a)(d)(g)	08/15/2050	149,082
6,057,754	Series 2014-LC16-XD	1.57%	(a)(d)(g)	08/15/2050	180,314
9,180,600	Series 2015-C29-F	4.22%	(a)(c)(d)	06/15/2048	5,362,829
38,628,799	Series 2015-C29-G	4.22%	(a)(c)(d)	06/15/2048	13,462,136
23,520,000	Series 2016-LC24-XEF	1.77%	(a)(d)(g)	10/15/2049	1,512,712
2,200,000	Series 2017-RC1-D	3.25%	(a)	01/15/2060	1,860,540

	WF-RBS Commercial Mortgage Trust,
78,810,168	Series 2014-LC14-XC	1.73%	(a)(d)(g)	03/15/2047	2,395,092

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $310,155,153)				282,537,271

US CORPORATE BONDS 25.3%
15,310,000	Air Methods Corporation	8.00%	(a)(l)(m)	05/15/2025	13,261,828
3,770,000	Allied Universal Holdco LLC	9.75%	(a)	07/15/2027	3,901,196
1,695,000	Arconic Corporation	6.13%	(a)	02/15/2028	1,703,814
4,038,000	ASP Unifrax Holdings, Inc.	7.50%	(a)	09/30/2029	3,598,791
3,915,000	At Home Group, Inc.	7.13%	(a)(l)(m)	07/15/2029	3,394,070
2,665,000	Avaya, Inc.	6.13%	(a)(l)(m)	09/15/2028	2,631,248
5,215,000	BCPE Empire Holdings, Inc.	7.63%	(a)(l)(m)	05/01/2027	4,922,178
750,000	Boxer Parent Company, Inc.	7.13%	(a)	10/02/2025	778,702
5,800,000	Carnival Corporation	7.63%	(a)	03/01/2026	5,844,660
8,280,000	Castle US Holding Corporation	9.50%	(a)	02/15/2028	8,236,571
6,450,000	Cengage Learning, Inc.	9.50%	(a)(l)(m)	06/15/2024	6,444,163
1,136,000	Clarios Global LP	6.75%	(a)	05/15/2025	1,177,776
5,110,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	5,105,043
4,665,000	Cobra Acquisition Company LLC	6.38%	(a)	11/01/2029	4,009,171
1,680,000	Community Health Systems, Inc.	6.00%	(a)(l)(m)	01/15/2029	1,700,496
3,815,000	Constellation Merger Sub, Inc.	8.50%	(a)	09/15/2025	3,592,662

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,880,000	Coty, Inc.	6.50%	(a)(l)(m)	04/15/2026	1,872,104
10,160,000	CSI Compressco LP	7.50%	(a)(l)(m)	04/01/2025	10,044,278
7,695,000	CVR Nitrogen Finance Corporation	6.13%	(a)	06/15/2028	7,705,388
1,701,633	CWT Travel Group, Inc.	8.50%	(a)	11/19/2026	1,684,617
6,120,000	Dealer Tire LLC	8.00%	(a)(l)(m)	02/01/2028	6,142,583
1,320,000	Delta Air Lines, Inc.	7.00%	(a)	05/01/2025	1,414,953
3,160,000	DISH DBS Corporation	5.75%	(a)	12/01/2028	2,996,075
3,975,000	EES Finance Corporation	8.13%	(l)(m)	05/01/2025	4,012,762
15,745,000	Embarq Corporation	8.00%		06/01/2036	15,196,444
3,080,000	Endo Luxembourg Finance Company I SARL	6.13%	(a)	04/01/2029	2,814,211
8,335,000	Ferrellgas Escrow LLC	5.88%	(a)	04/01/2029	7,709,625
1,375,000	Frontier Communications Holdings LLC	5.88%	(a)	10/15/2027	1,367,492
3,255,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	3,332,046
10,000,000	GTT Communications, Inc.	7.88%	(a)(l)	12/31/2024	1,025,000
6,405,000	Hexion, Inc.	7.88%	(a)(l)(m)	07/15/2027	6,758,556
3,615,000	H-Food Holdings LLC	8.50%	(a)	06/01/2026	3,479,745
1,325,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	1,298,367
4,247,000	Illuminate Buyer LLC	9.00%	(a)	07/01/2028	4,305,396
4,000,000	IRB Holding Corporation	7.00%	(a)	06/15/2025	4,165,900
2,499,048	JetBlue Pass Through Trust - Class B	8.00%		11/15/2027	2,674,520
765,000	LD Holdings Group LLC	6.50%	(a)	11/01/2025	718,006
5,400,000	LD Holdings Group LLC	6.13%	(a)(l)(m)	04/01/2028	4,788,531
4,820,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	4,651,445
790,000	Live Nation Entertainment, Inc.	6.50%	(a)	05/15/2027	842,195
2,780,000	Logan Merger Sub, Inc.	5.50%	(a)	09/01/2027	2,599,939
6,330,000	LSF9 Atlantis Holdings LLC	7.75%	(a)	02/15/2026	6,091,359
5,100,000	McGraw-Hill Education, Inc.	5.75%	(a)	08/01/2028	4,874,911
3,850,000	Metis Merger Sub LLC	6.50%	(a)	05/15/2029	3,630,974
2,135,000	Mileage Plus Holdings LLC	6.50%	(a)	06/20/2027	2,228,406
1,385,000	ModivCare, Inc.	5.88%	(a)	11/15/2025	1,400,166
5,425,000	Moss Creek Resources Holdings, Inc.	7.50%	(a)(l)(m)	01/15/2026	4,985,738
11,420,000	NGL Energy Operating LLC	7.50%	(a)	02/01/2026	11,248,072
1,295,000	NGL Energy Partners LP	7.50%	(l)(m)	04/15/2026	1,131,396
550,000	Olympus Water US Holding Corporation	6.25%	(a)(l)(m)	10/01/2029	487,806
5,819,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(a)	02/01/2028	6,000,989
6,440,000	Panther BF Aggregator LP	8.50%	(a)(l)(m)	05/15/2027	6,690,194
7,455,000	Par Petroleum Finance Corporation	7.75%	(a)	12/15/2025	7,388,651
9,820,000	PBF Holding Company LLC	9.25%	(a)(l)(m)	05/15/2025	10,127,955
3,580,000	PECF USS Intermediate Holding III Corporation	8.00%	(a)(l)(m)	11/15/2029	3,461,681
3,029,000	PIC AU Holdings LLC	10.00%	(a)	12/31/2024	3,112,222
2,110,000	PMHC II, Inc.	9.00%	(a)	02/15/2030	1,859,522
8,175,000	PowerTeam Services LLC	9.03%	(a)(l)(m)	12/04/2025	8,178,270
3,060,000	Premier Entertainment Sub LLC	5.88%	(a)	09/01/2031	2,618,060
13,815,470	Pyxus Holdings, Inc.	10.00%		08/24/2024	11,144,180
9,880,000	Radiology Partners, Inc.	9.25%	(a)(l)(m)	02/01/2028	9,899,612
5,050,000	Realogy Group LLC	5.75%	(a)(l)(m)	01/15/2029	4,769,422
3,915,000	Rent-A-Center, Inc.	6.38%	(a)(l)(m)	02/15/2029	3,587,373
200,000	Sabre Global, Inc.	9.25%	(a)	04/15/2025	222,060
6,630,000	Sabre Global, Inc.	7.38%	(a)(l)(m)	09/01/2025	6,934,085
4,220,000	SEG Holding LLC	5.63%	(a)(l)(m)	10/15/2028	4,224,642

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,340,000	SWF Escrow Issuer Corporation	6.50%	(a)	10/01/2029	7,224,358
1,500,000	Tallgrass Energy Partners LP	7.50%	(a)	10/01/2025	1,582,230
8,145,000	Team Health Holdings, Inc.	6.38%	(a)(l)(m)	02/01/2025	7,323,617
5,300,000	TKC Holdings, Inc.	10.50%	(a)	05/15/2029	5,414,772
1,930,000	TMS International Corporation	6.25%	(a)	04/15/2029	1,837,186
5,975,000	Townsquare Media, Inc.	6.88%	(a)	02/01/2026	6,163,930
1,095,000	TransDigm, Inc.	8.00%	(a)	12/15/2025	1,146,366
3,000,000	Trident TPI Holdings, Inc.	9.25%	(a)	08/01/2024	3,018,720
5,070,000	Triton Water Holdings, Inc.	6.25%	(a)(l)(m)	04/01/2029	4,333,126
10,280,000	Triumph Group, Inc.	7.75%	(l)(m)	08/15/2025	10,367,072
8,375,000	Uber Technologies, Inc.	8.00%	(a)(l)(m)	11/01/2026	8,908,488
5,525,000	Uber Technologies, Inc.	7.50%	(a)	09/15/2027	5,897,965
2,500,000	Unisys Corporation	6.88%	(a)	11/01/2027	2,618,613
9,485,000	United Natural Foods, Inc.	6.75%	(a)(l)(m)	10/15/2028	9,733,317
5,005,000	Univision Communications, Inc.	6.63%	(a)	06/01/2027	5,248,568
2,995,000	Viking Cruises Ltd.	13.00%	(a)	05/15/2025	3,333,480
5,205,000	WASH Multifamily Acquisition, Inc.	5.75%	(a)	04/15/2026	5,226,523
86,000	Weatherford International Ltd.	11.00%	(a)	12/01/2024	89,123
2,590,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	2,680,650
820,000	Weatherford International Ltd.	8.63%	(a)	04/30/2030	833,542
1,490,000	Wheel Pros, Inc.	6.50%	(a)(l)(m)	05/15/2029	1,308,488
6,210,000	XHR LP	6.38%	(a)	08/15/2025	6,408,037

	Total US Corporate Bonds (Cost $420,136,978)				400,898,464

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.1%

	Federal Home Loan Mortgage Corporation,
55,820,766	Series 2021-P009-X	1.48%	(d)(g)	01/25/2031	4,083,406
5,933,549	Series 3631-SJ (-1 x 1 Month LIBOR USD + 6.24%, 6.24% Cap)	5.84%	(g)(h)	02/15/2040	820,151
2,295,641	Series 3770-SP (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.10%	(g)(h)	11/15/2040	123,131
13,187,636	Series 3980-SX (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.10%	(g)(h)	01/15/2042	2,320,185
26,791,090	Series 5129-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.70%, 2.70% Cap)	2.60%	(g)(h)	12/25/2044	871,340

	Federal National Mortgage Association,
2,999,913	Series 2006-83-SH (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.10%	(g)(h)	09/25/2036	374,206
10,048,098	Series 2010-123-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.59%	(g)(h)	11/25/2040	1,501,028
7,259,593	Series 2012-60-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.14%	(g)(h)	06/25/2042	1,040,703

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
13,100,836	Series 2019-46-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.64%	(g)(h)	08/25/2049	1,837,650
50,212,286	Series 2021-17-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	2.40%	(g)(h)	04/25/2051	2,041,456

	Government National Mortgage Association,
10,957,481	Series 2011-128-TS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.62%	(g)(h)	05/16/2041	1,560,921
32,639,619	Series 2015-64-SG (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.15%	(g)(h)	05/20/2045	4,028,858
5,645,929	Series 2018-145-IA	4.00%	(g)	10/20/2045	471,183
5,231,143	Series 2020-129-SE (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30%	(g)(h)	09/20/2050	278,848
18,529,415	Series 2020-146-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(g)(h)	10/20/2050	3,143,849
6,993,978	Series 2020-187-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(g)(h)	12/20/2050	1,183,644
28,277,380	Series 2020-47-SL (-1 x 1 Month LIBOR USD + 5.37%, 5.37% Cap)	4.92%	(g)(h)	07/20/2044	3,059,106
15,631,321	Series 2020-61-SU (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.17%	(g)(h)	07/16/2045	1,932,181
39,300,398	Series 2021-107-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30%	(g)(h)	06/20/2051	3,436,529
25,945,585	Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20%	(g)(h)	07/20/2051	1,314,704
49,593,866	Series 2021-139-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	3.15%	(g)(h)	08/20/2051	3,117,084
53,843,247	Series 2021-77-SG (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30%	(g)(h)	05/20/2051	3,943,296
46,669,608	Series 2021-96-SG (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	3.15%	(g)(h)	06/20/2051	3,129,486
69,309,640	Series 2021-97-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(g)(h)	06/20/2051	2,193,692
38,191,528	Series 2021-97-SG (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(g)(h)	06/20/2051	1,865,068

	Total US Government and Agency Mortgage Backed Obligations (Cost $79,107,061)				49,671,705

COMMON STOCKS 2.2%
51,725	ATD Holdings, Inc.(c)(i)(l) (m)				4,319,037
288,460	Calfrac Well Services Ltd.(i)				1,021,148
50,424	CWT Travel Holdings, Inc.(c) (i)(l)(m)				1,500,114

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	19

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
283,355	Foresight Equity(c)(i)				5,930,626
339,999	Frontera Energy Corporation(i) (l)(m)				3,927,843
105,190	Intelsat EmergenceSA(c)(i)				3,155,700
333,957	Legacy Backstop(c)(i)				6,525,520
26,458	Legacy Notes(c)(i)				516,989
183,948	Longview Equity(c)(i)				2,759,220
292,727	McDermott International Ltd.(i)				193,200
808,534	Petra Diamonds Ltd.(i)				1,232,068
59,296	Riverbed Technology, Inc.(c)(i)				385,424
33,058	Summit Midstream Partners LP(i)				491,903
97,836	Weatherford International PLC(i)				3,257,939

	Total Common Stocks (Cost $70,636,068)				35,216,731

ESCROW NOTES 0.9%
18,230,000	CFG Investment Sac Escrow(c)(l)				13,974,407

	Total Escrow Notes (Cost $16,186,790)				13,974,407

WARRANTS 0.0%
4,944,181	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(c)(i)				1

	Total Warrants (Cost $1)				1

PREFERRED STOCKS 0.0%
27,516	Riverbed Technology, Inc.(c)(i)				275,160

	Total Preferred Stocks (Cost $586,574)				275,160

RIGHTS 0.0%
11,016	Intelsat Jackson Holdings Ltd. - Series A(c)(i)				—
11,016	Intelsat Jackson Holdings Ltd. - Series B(c)(i)				—

	Total Rights (Cost $0)				—

SHORT TERM INVESTMENTS 1.7%
9,226,838	BlackRock Liquidity Funds FedFund - Institutional Shares	0.23%	(j)		9,226,838
9,226,094	Fidelity Institutional Money Market Government Portfolio - Class I	0.12%	(j)		9,226,094
9,226,885	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(j)		9,226,885

	Total Short Term Investments (Cost $27,679,817)				27,679,817

	Total Investments 138.3% (Cost $2,626,245,175)(k)				2,190,380,999
	Liabilities in Excess of Other Assets (38.3)%				(606,447,426)

	NET ASSETS 100.0%				$1,583,933,573

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	52.7%
US Corporate Bonds	25.3%
Non-Agency Commercial Mortgage Backed Obligations	17.9%
Collateralized Loan Obligations	14.1%
Bank Loans	13.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	5.4%
US Government and Agency Mortgage Backed Obligations	3.1%
Asset Backed Obligations	2.5%
Common Stocks	2.2%
Short Term Investments	1.7%
Preferred Stocks	0.0%	(o)
Warrants	0.0%	(o)
Rights	0.0%	(o)
Other Assets and Liabilities	(38.3)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Energy	21.9%
Non-Agency Commercial Mortgage Backed Obligations	17.9%
Collateralized Loan Obligations	14.1%
Utilities	7.1%
Telecommunications	6.2%
Finance	5.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	5.4%
Mining	4.5%
Media	3.8%
Healthcare	3.7%
Real Estate	3.7%
Electronics/Electric	3.5%
US Government and Agency Mortgage Backed Obligations	3.1%
Banking	2.9%
Commercial Services	2.8%
Consumer Products	2.5%
Asset Backed Obligations	2.5%
Chemicals/Plastics	2.3%
Aerospace & Defense	2.2%
Chemical Products	2.2%
Transportation	2.0%
Technology	1.9%
Pulp & Paper	1.8%
Short Term Investments	1.7%
Business Equipment and Services	1.6%
Automotive	1.5%
Leisure	1.2%
Retailers (other than Food/Drug)	1.2%
Food Products	1.1%
Financial Intermediaries	0.9%
Building and Development (including Steel/Metals)	0.9%
Industrial Equipment	0.8%
Beverage and Tobacco	0.7%
Hotels/Motels/Inns and Casinos	0.5%
Insurance	0.4%
Food Service	0.5%
Pharmaceuticals	0.4%
Containers and Glass Products	0.3%
Environmental Control	0.3%
Food/Drug Retailers	0.3%
Construction	0.2%
Other Assets and Liabilities	(38.3)%

100.0%

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

COUNTRY BREAKDOWN as a % of Net Assets:
United States	78.1%
Colombia	11.6%
Argentina	8.2%
Mexico	7.6%
Brazil	6.8%
Peru	2.7%
South Africa	2.6%
Canada	2.1%
Indonesia	2.1%
Ghana	2.0%
India	1.9%
Costa Rica	1.8%
China	1.5%
Hong Kong	1.4%

COUNTRY BREAKDOWN as a % of Net Assets (cont.):
Ukraine	1.3%
Chile	1.3%
Jamaica	1.1%
Trinidad And Tobago	1.0%
Paraguay	0.9%
Singapore	0.5%
Luxembourg	0.4%
Dominican Republic	0.4%
Austria	0.4%
United Kingdom	0.3%
Ireland	0.2%
Netherlands	0.1%
Other Assets and Liabilities	(38.3)%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will incre

(e)	Perpetual Maturity

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Interest only security

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Non-income producing security

(j)	Seven-day yield as of period end

(k)

Under the Fund’s Liquidity Agreement, the Lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (see Note 9).

(l)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(m)	Security, or portion of security, is on loan as of period end pursuant to the Liquidity Agreement (See Note 9).

(n)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of the period end.

(o)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	21

Statement of Assets and Liabilities	(Unaudited) March 31, 2022

ASSETS
Investments in Securities, at Value*	$2,162,701,182
Short Term Investments*	27,679,817
Interest Receivable	39,134,969
Receivable for Investments Sold	9,607,947
Cash	1,137,908
Prepaid Expenses and Other Assets	302,170
Total Assets	2,240,563,993

LIABILITIES
Loan Payable (See Note 9)	630,000,000
Payable for Investments Purchased	23,003,420
Investment Advisory Fees Payable	1,910,917
Interest Expense Payable	699,194
Payable to Broker for Dividend Reinvestment	521,021
Administration and Fund Accounting Fees Payable	199,857
Professional Fees Payable	146,985
Trustees Fees Payable (See Note 7)	97,266
Custodian Fees Payable	29,822
Accrued Expenses	21,938
Total Liabilities	656,630,420
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$1,583,933,573

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,020
Additional Paid-in Capital	2,423,738,177
Undistributed (Accumulated) Net Investment Income (Loss)	(6,523,312)
Accumulated Net Realized Gain (Loss) on Investments	(397,418,136)
Net Unrealized Appreciation (Depreciation) on
Investments	(435,864,176)
Total Distributable Earnings (Loss) (See Note 5)	(839,805,624)
Net Assets	$1,583,933,573

*Identified Cost:
Investments in Securities	$2,598,565,358
Short Term Investments	27,679,817

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,996,828
Net Asset Value per Share	$15.53

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2022

INVESTMENT INCOME
Income:
Interest	$94,337,581
Total Investment Income	94,337,581
Expenses:
Investment Advisory Fees	12,261,758
Interest Expense	3,194,044
Administration and Fund Accounting Fees	346,064
Professional Fees	241,116
Trustees Fees	70,928
Registration Fees	52,344
Custodian Fees	50,141
Shareholder Reporting Expenses	41,952
Insurance Expenses	19,882
Miscellaneous Expenses	7,667
Total Expenses	16,285,896

Net Investment Income (Loss)	78,051,685

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(378,083)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(254,733,973)

Unfunded Loan Commitments	(5,181)
Net Realized and Unrealized Gain (Loss) on Investments	(255,117,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(177,065,552)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	23

Statements of Changes in Net Assets

	Period Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

OPERATIONS
Net Investment Income (Loss)	$78,051,685	$169,790,706
Net Realized Gain (Loss) on Investments	(378,083)	17,551,923
Net Change in Unrealized Appreciation (Depreciation) on Investments	(254,739,154)	171,706,578
Net Increase (Decrease) in Net Assets Resulting from Operations	(177,065,552)	359,049,207

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(109,238,603)	(144,007,545)

Total Distributions to Shareholders	(109,238,603)	(144,007,545)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	678,636

Total Increase (Decrease) in Net Assets	$(286,304,155)	$215,720,298

NET ASSETS
Beginning of Period	$1,870,237,728	$1,654,517,430
End of Period	$1,583,933,573	$1,870,237,728

24	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2022

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(177,065,552)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(375,644,889)
Proceeds from Disposition of Long Term Investments	557,487,560
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(26,745,798)
Net Amortization (Accretion) of Premiums/Discounts	(5,750,960)
Net Realized (Gain) Loss on Investments	378,083
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	254,733,973
Unfunded Loan Commitments	5,181
(Increase) Decrease in:
Receivable for Investments Sold	24,794,260
Interest Receivable	4,591,399
Prepaid Expenses and Other Assets	10,962
Increase (Decrease) in:
Payable for Investments Purchased	(2,448,965)
Interest Expense Payable	196,175
Due to Custodian	(3,880,223)
Investment Advisory Fees Payable	(275,942)
Payable to Broker for Dividend Reinvestment	37,198
Trustee Fees Payable	(442)
Accrued Expenses	(87,412)
Custodian Fees Payable	(19,639)
Administration and Fund Accounting Fees Payable	38,834
Professional Fees Payable	22,708
Net Cash Provided By (Used In) Operating Activities	250,376,511

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Decrease in borrowings	(140,000,000)
Cash Dividends Paid to Common Stockholders	(109,238,603)
Net Cash Provided By (Used In) Financing Activities	(249,238,603)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$1,137,908

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$2,997,869

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	25

Financial Highlights

	Period Ended March 31, 2022 (Unaudited)		Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017

Net Asset Value, Beginning of Period	$18.34		$16.23	$19.24	$20.47	$21.85	$20.55

Income (Loss) from Investment Operations:

Net Investment Income (Loss)(a)	0.77		1.66	1.69	1.77	1.80	1.75
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.51)		1.86	(2.86)	(1.20)	(1.34)	1.36
Total from Investment Operations	(1.74)		3.52	(1.17)	0.57	0.46	3.11

Less Distributions:

Distributions from Net Investment Income	(1.07)		(1.41)	(1.84)	(1.80)	(1.82)	(1.81)
Return of Capital	—		—	—	—	(0.02)	—

Total Distributions	(1.07)		(1.41)	(1.84)	(1.80)	(1.84)	(1.81)
Net Asset Value, End of Period	$15.53		$18.34	$16.23	$19.24	$20.47	$21.85
Market Price, End of Period	$14.52		$17.76	$16.02	$19.92	$20.20	$21.25
Total Return on Net Asset Value(b)	(9.84	)%(e)	22.34%	(5.87)%	2.92%	2.22%	15.83%
Total Return on Market Price(c)	(12.66	)%(e)	20.20%	(10.10)%	8.14%	4.06%	21.33%

Supplemental Data:

Net Assets, End of Period (000’s)	$1,583,934		$1,870,238	$1,654,517	$1,954,168	$2,075,520	$2,214,033
Ratios to Average Net Assets:
Expenses, including interest expense	1.88	%(d)	1.83%	2.28%	3.00%	2.80%	2.38%
Net Investment Income (Loss)	9.09	%(d)	9.30%	9.96%	8.91%	8.52%	8.30%
Portfolio Turnover Rate	16	%(e)	41%	43%	40%	35%	47%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Net Asset Value does not reflect any sales load paid by investors.

(c)

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(d)	Annualized.
(e)	Not Annualized.

26	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights (Cont.)

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013(a)

Net Asset Value, Beginning of Period	$19.80	$23.17	$22.24	$23.83	(b)

Income (Loss) from Investment Operations:

Net Investment Income (Loss)(c)	1.71	1.85	1.78	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	0.93	(3.32)	0.95	(1.55)
Total from Investment Operations	2.64	(1.47)	2.73	(0.99)

Less Distributions:

Distributions from Net Investment Income	(1.89)	(1.90)	(1.80)	(0.59)
Return of Capital	— (h)	—	—	(0.01)

Total Distributions	(1.89)	(1.90)	(1.80)	(0.60)
Net Asset Value, End of Period	$20.55	$19.80	$23.17	$22.24
Market Price, End of Period	$19.15	$17.29	$21.65	$21.95
Total Return on Net Asset Value(d)	14.66%	(6.77)%	12.66%	(4.16	)%(g)
Total Return on Market Price(e)	23.32%	(12.20)%	7.21%	(9.73	)%(g)

Supplemental Data:

Net Assets, End of Period (000’s)	$2,083,218	$2,006,694	$2,348,616	$2,253,982
Ratios to Average Net Assets:
Expenses, including interest expense	2.26%	2.27%	2.17%	1.74	%(f)
Expenses, excluding interest expense	1.69%	1.75%	1.71%	1.47	%(f)
Net Investment Income (Loss)	8.97%	8.41%	7.71%	5.71	%(f)
Portfolio Turnover Rate	35%	51%	55%	5	%(g)

(a)	The Fund commenced operations on April 26, 2013.
(b)	Net Asset Value, Beginning of Period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
(c)	Calculated based on average shares outstanding during the period.
(d)

Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(e)

Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(f)	Annualized.
(g)	Not Annualized.
(h)	Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	27

Notes to Financial Statements	(Unaudited) March 31, 2022

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the six months ended March 31 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table, which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities may be fair valued by the Adviser (as defined below) in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2022:

Category

Investments in Securities

Level 1

Money Market Funds	$27,679,817

Common Stocks	10,124,101

Total Level 1	37,803,918

Level 2

Foreign Corporate Bonds	820,846,927

US Corporate Bonds	400,898,464

Collateralized Loan Obligations	223,564,236

Non-Agency Commercial Mortgage Backed Obligations	214,974,567

Bank Loans	209,740,656

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	85,035,639

US Government and Agency Mortgage Backed Obligations	49,671,705

Asset Backed Obligations	21,360,586

Total Level 2	2,026,092,780

Level 3

Non-Agency Commercial Mortgage Backed Obligations	67,562,704

Common Stocks	25,092,630

Asset Backed Obligations	17,344,570

Escrow Notes	13,974,407

Bank Loans	1,940,216

Collateralized Loan Obligations	294,613

Preferred Stocks	275,160

Warrants	1

Foreign Corporate Bonds	—

Rights	—

Total Level 3	126,484,301

Total	$2,190,380,999

See the Schedule of Investments for further disaggregation of investment categories.

Semi-Annual Report	|	March 31, 2022	29

Notes to Financial Statements (Cont.)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2022(c)
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$42,310,896	$228,286	$192,627	$121,562	$26,250,000	$(1,540,667)	$—	$—	$67,562,704	$634,600
Common Stocks	23,954,628	5,156,463	(9,470,368)	—	12,238,002	(6,786,095)	—	—	25,092,630	2,678,466
Asset Backed Obligations	20,940,415	4,114	(3,330,869)	(153)	258,902	(527,839)	—	—	17,344,570	(3,285,688)
Escrow Notes	15,860,100	—	(709,695)	—	—	(1,175,998)	—	—	13,974,407	(709,695)
Bank Loans	1,946,144	2,156	(36,907)	34,750	—	(5,927)	—	—	1,940,216	(34,699)
Collateralized Loan Obligations	287,791	—	(59,601)	5,983	60,440	—	—	—	294,613	(6,553)
Preferred Stocks	—	—	(311,414)	—	586,574	—	—	—	275,160	—
Warrants	1	—	—	—	—	—	—	—	1	—
Foreign Corporate Bonds	934,019	—	—	—	273,521	(1,207,540)	—	—	—	—
Rights	—	—	—	—	—	—	—	—	—	—
Total	$106,233,994	$5,391,019	$(13,726,227)	$162,142	$39,667,439	$(11,244,066)	$—	$—	$126,484,301	$(723,569)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2022 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$67,562,704	Market Comparables	Market Quotes	$0.01-$97.45 ($69.52)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$25,092,630	Market Comparables	Market Quotes	$6.50-$83.50 ($32.10)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$17,344,570	Market Comparables	Market Quotes	$53.59-$4,394.88 ($1,105.90)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Escrow Notes	$13,974,407	Market Comparables	Market Quotes	$76.66 ($76.66)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$1,940,216	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$294,613	Market Comparables	Market Quotes	$0.00-$26.99 ($26.99)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Preferred Stocks	$275,160	Market Comparables	Market Quotes	$10.00 ($10.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Warrants	$1	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$—	Market Comparables	EBITDA Multiples	5.5x (5.5x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

Rights	$—	Intrinsic Value	Asset Sale Proceeds	$0.00 ($0.00)	Significant changes in asset sale proceeds would have resulted in direct changes in fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

30	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2022, the Fund did not have any unfunded positions.

The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. As of March 31, 2022, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans.

H. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which were the subject of litigation. The Fund previously purchased and sold certain of these general obligation bonds. A plan of adjustment of the Commonwealth was confirmed and, as a result, the litigation concerning the general obligation bonds was dismissed. The order confirming the plan has been appealed and, if the order is modified, stayed, or reversed on appeal, the litigation concerning the general obligation bonds could be reopened. At this time, it is anticipated that a material adverse effect on the Fund as a result of this litigation is remote. As of the period end, no loss contingency has been recorded in the financial statements.

Semi-Annual Report	|	March 31, 2022	31

Notes to Financial Statements (Cont.)

I. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company, LLC, a wholly owned subsidiary of the Adviser, owned 9,673 shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2022 purchases and sales of investments, excluding short term investments, were $375,644,889 and $557,487,560, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.   Income Tax Information

The tax character of distributions for the Fund was as follows:

	Period Ended March 31, 2022	Year Ended September 30, 2021

Distributions Paid From:

Ordinary Income	$109,238,603	$144,007,545

Total Distributions Paid	$109,238,603	$144,007,545

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2021, was as follows:

Tax Cost of Investments	$2,795,027,010

Gross Tax Unrealized Appreciation	111,298,366

Gross Tax Unrealized Depreciation	(311,481,227)

Net Tax Unrealized Appreciation (Depreciation)	(200,182,861)

As of September 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(200,182,861)

Undistributed Ordinary Income	34,505,628

Total Distributable Earnings	34,505,628

Other Accumulated Gains (Losses)	(387,824,236)

Total Accumulated Earnings (Losses)	$(553,501,469)

32	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

As of September 30, 2021, $387,280,124 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2021, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and defaulted securities. For the year ended September 30, 2021, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

$11,187,149	$(11,187,149)	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2022		Year Ended September 30, 2021

	Shares	Amount	Shares	Amount

Reinvested Dividends	—	$—	39,920	$678,636

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	$—	39,920	$678,636

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $70,928 from the Fund during the period ended March 31, 2022. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $70,928, which includes $72,677 in current fees (either paid in cash or deferred) and a decrease of $1,749 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Semi-Annual Report	|	March 31, 2022	33

Notes to Financial Statements (Cont.)

Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust Company (“SSB”) that allows the Fund to borrow up to $850 million (maximum facility amount) and includes an agency securities lending arrangement with SSB. As of March 31, 2022, the amount of total outstanding borrowings was $630,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. The amount that can be funded through securities lending is limited to 90% of the outstanding borrowings under the Liquidity Agreement. As of March 31, 2022, the fair value of securities on loan was $213,985,663. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time. In an event of default, any deposits or other sums credited by or due from SSB to the Fund and any collateral in the possession of SSB may be applied to or set off by SSB against the payment of the obligations under the Liquidity Agreement.

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. Alternatively, under certain conditions, interest can be charged at the rate of the federal funds rate plus 0.55%. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit when the average amount borrowed under the Liquidity Agreement for a month is less than $725 million. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of certain LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative bases after June 30, 2023. The Liquidity Agreement provides that if (i) adequate and reasonable means do not exist for ascertaining LIBOR, (ii) dollar deposits are not being offered to banks in the London interbank Eurodollar market for the interest period or (iii) for one month LIBOR does not adequately and fairly reflect the cost to SSB of making or maintaining the loans, SSB is to send a notice to the Fund. At that point, SSB and the Fund are to endeavor to establish an alternate rate of interest giving due consideration to the then prevailing market convention.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the Fund with 360 days’ notice prior to terminating the Liquidity Agreement.

34	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

For the period ended March 31, 2022, the Fund’s activity under the Liquidity Agreement was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$850,000,000	$724,945,055	$770,000,000	$3,124,252	$69,792	0.86%

10.  To-Be-Announced Securities

The Fund may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the Fund segregated cash or cash equivalents as collateral as required in accordance with application industry regulations.

11.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

asset-backed securities investment risk:   The risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk:   The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk:   The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:   The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

credit default swaps risk:   Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Semi-Annual Report	|	March 31, 2022	35

Notes to Financial Statements (Cont.)

•

credit risk:   Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•

derivatives risk:   The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Any funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected. The Fund is required to comply with new Rule 18f-4 by August 19, 2022.

•

emerging markets risk:   The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:   the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

foreign (non-U.S.) investment risk:   The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

foreign currency risk:   The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

high yield risk:   The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:   Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

36	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

•

inverse floaters and related securities risk:   Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

investment and market risk:   An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, such as those experienced as a result of COVID-19, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

issuer risk:   The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

leverage risk:   Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

LIBOR risk:   The London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•	liquidity risk: The risk that a fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:   Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial intermediary to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial intermediary; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

market discount risk:   The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

mortgage-backed securities risk:   The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security

Semi-Annual Report	|	March 31, 2022	37

Notes to Financial Statements (Cont.)

may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:   An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

restricted securities risk:   The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

sovereign debt obligations risk:   Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

12.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund and the Fund’s financial statements. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

13.  Common Shares Offering

The Fund has the authority to issue an unlimited number of common shares of beneficial interest, par value $0.00001 per share (“Common Shares”).

38	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

On September 30, 2020, the Fund’s registration statement relating to an offering of Common Shares and filed using the “shelf” registration process (the “Shelf Registration”) became effective. The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (“Foreside”), who has entered into a sub-placement agent agreement (the “Sub-Placement Agent Agreement”) with UBS Securities LLC (the “Sub-Placement Agent”), relating to the Common Shares offered in connection with the Shelf Registration. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer Common Shares having a value of up to $500,000,000, par value $0.00001 per share, from time to time through Foreside and the Sub-Placement Agent, as its agents for the offer and sale of the Common Shares. As of March 31, 2022, the Fund has sold pursuant to a prior registration statement an aggregate of 101,996,828 Common Shares. As of March 31, 2022, the Fund had not sold any Common Shares pursuant to the Shelf Registration.

Under the 1940 Act, the Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. Any proceeds from the Fund’s offering of its Common Shares will be invested in accordance with its investment objective and policies as set forth in the Shelf Registration.

14.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	|	March 31, 2022	39

Evaluation of Advisory Agreement by Board of Trustees	(Unaudited) March 31, 2022

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

DoubleLine Multi-Asset Trend Ltd.

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting held in February 2022, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2022 meeting with management and at meetings held in preparation for that February 2022 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors,

40	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2021 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and selecting the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports, including in a number of instances challenges encountered in assembling a group of peers for a Fund with principal investment strategies or investment approaches substantially similar to those of a Fund. Where applicable, the Trustees received information from DoubleLine and discussed factors contributing to underperformance of the Funds relative to their peer groups.

In respect of the open-end Funds, the Trustees considered the comparative Fund performance information in the Strategic Insight Reports, including for the one-year, three-year (where applicable), and five-year (where applicable) periods ending December 31, 2021. The Trustees noted those Funds that generally had strong performance relative to their peer groups over most or all of those periods, including, without limitation, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International® and DoubleLine Income Fund. In respect of other Funds, the Trustees considered in each case the reasons that DoubleLine provided for the relative underperformance, including in respect of DoubleLine Multi-Asset Growth Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Global Bond Fund. The Trustees noted in this regard that the investment positioning and other explanations provided by DoubleLine for relative underperformance were consistent with both the relevant Fund’s principal investment strategies and DoubleLine’s historical approach to risk management. The Trustees noted also that the bulk of the open-end Funds that had had underperformed the median of their peer groups over the three- and/or five-year period ended December 31, 2021, had improved performance over the one-year period then ended, including each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Real Estate and Income Fund, with each of those Funds performing in the first or second quartile of their peers for that period. The Trustees noted that they had requested and received supplemental comparative performance information for the ten-year period ended December 31, 2021 for those Funds with ten years of investment operations. They noted that each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund had performed in the second quartile of its peer group over that ten-year period and that DoubleLine Multi-Asset Growth Fund had performed in the third quartile of its peer group over that period. In evaluating performance, the Trustees also reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees recognized that certain of the Funds, including DoubleLine Multi-Asset Trend Fund, have limited operating histories and that it was important to provide the Funds’ portfolio management teams sufficient time to establish a performance history.

In evaluating each Fund’s relative performance, the Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in its peer group, including those instances where Strategic Insight reported encountering challenges in assembling a peer group of funds comprised of other funds with principal investment strategies or investment approaches substantially similar to a Fund.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers. The Strategic Insight Reports showed four open-end Funds with net

Semi-Annual Report	|	March 31, 2022	41

Evaluation of Advisory Agreement by Board of Trustees (Cont.)

management fees in the fourth quartile of their expense groups. In considering the relative level of those fees, the Trustees considered, among other things, DoubleLine’s demonstrated significant expertise, success and experience running fixed income strategies over the long term and that the long-term relative performance records of each of DoubleLine Total Return Bond Fund, DoubleLine Strategic Commodity Fund and DoubleLine Emerging Markets Fixed Income Fund were quite favorable and that significant differences existed between DoubleLine Infrastructure Income Fund’s principal investment strategies and those of the bulk of the funds in its peer group, which did not similarly focus on infrastructure-related bonds. The Independent Trustees also noted that there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Emerging Markets Local Currency Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Total Return Bond Fund’s, DoubleLine Emerging Markets Fixed Income Fund’s and DoubleLine Infrastructure Income Fund’s net total expense ratios were within 2 basis points or less of the median of their peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 4 basis points above the median of its peer group. The Trustees noted that only DoubleLine Strategic Commodity Fund had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was significantly below the high end of the range of its expense group and in line with several others, and they also took into account DoubleLine Strategic Commodity Fund’s favorable performance, which was above the median of its Morningstar category for both the one-year and five-year periods shown and above the Fund’s benchmark index for the one-year and five-year periods shown.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed additional one-year term.

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings). As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted the Fund’s strong performance, in particular that the Fund was in the first performance quartile for the one-year and five-year periods and in the second performance quartile for the three-year period. The Trustees also noted that DSL’s net total expense ratio (excluding investment related expenses) was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was above, though near, the median of its expense group on both a net assets and a total managed assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Independent Trustees considered the Fund’s strong relative long-term performance record.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that the Fund performed in the third quartile of its Morningstar peer group for the one-, three-, and five-year periods and outperformed its benchmark index for the one-, three-, and five-year periods shown in the Strategic Insight Report. The Trustees noted that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the third quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees also considered DoubleLine’s significant experience and expertise in managing fixed income strategies of the type employed by DoubleLine on behalf of the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted DLY’s limited operating history and that it had performed in the third quartile for the one-year period of its Morningstar peer group and outperformed its benchmark index for the one-year period shown in the Strategic Insight Report. The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of leveraged closed-end funds selected by Strategic Insight that were categorized as “Multisector Bond” funds by Morningstar, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group A”), and (2) a group of closed-end funds that had launched more recently with organizational and offering expense arrangements with their sponsors similar to those of DLY (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, and that DLY’s net total expense ratio was above the median of Group A on both a net assets and a total managed assets basis. The Trustees noted also that DLY’s net management fees were in line with a number of its peers in Group B but also higher, and in some cases substantially higher, than the fees of the other peer funds in Group B, though not unreasonably so in light

42	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

of information Strategic Insight had provided regarding changes in the closed-end fund marketplace beginning in 2018, differences in strategies employed by the funds in the peer group, the risks that DoubleLine had assumed as DLY’s sponsor in line with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Independent Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of Messrs. Gundlach and Sherman, who have both served as the Fund’s portfolio managers since the Fund’s inception.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the Strategic Insight Reports, and considered information from DoubleLine that they receive quarterly intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

Semi-Annual Report	|	March 31, 2022	43

Evaluation of Advisory Agreement by Board of Trustees (Cont.)

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly and competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

44	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) March 31, 2022

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2021, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2021, was as follows:

Qualified Interest Income	45.25%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	|	March 31, 2022	45

Portfolio Managers	(Unaudited) March 31, 2022

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception), Luz M. Padilla (since the Fund’s inception) and Robert Cohen (since September 2016). Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 18, 2022 for shareholders of record as of the close of business on December 17, 2021 to re-elect Joseph J. Ciprari, the Class III trustee nominee, for the Fund. Mr. Ciprari was elected with 71,802,967 affirmative votes and 4,852,483 votes withheld. Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Ronald R. Redell, John C. Salter and Raymond B. Woolson.

46	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2022

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	|	March 31, 2022	47

Dividend Reinvestment Plan (Cont.)

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

48	DoubleLine Income Solutions Fund

DoubleLine Privacy Policy Notice	(Unaudited) March 31, 2022

What Does DoubleLine Do with Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

Semi-Annual Report	|	March 31, 2022	49

DoubleLine Privacy Policy Notice (Cont.)

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice to investors in Cayman Islands investment funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

50	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2022

Access to and Control of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

Semi-Annual Report	|	March 31, 2022	51

Investment Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DSL

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable for semi-annual reports.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Income Solutions Fund

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 6/2/2022

By (Signature and Title) /s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial Accounting Officer

Date 6/2/2022

3